UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

Circuit City Stores Inc.

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MEMORANDUM CORPORATE PAYROLL DEPARTMENT

Date:	AUGUST 21, 2002
To:	CIRCUIT CITY EMPLOYEES WHO ARE STOCK OPTION AND/OR RESTRICTED STOCK RECIPIENTS
From:	PHIL DUNN
RE:	Questions and Answers about the CarMax Separation

We have had many inquires about how the proposed separation of CarMax Inc. from Circuit City Stores, Inc will affect outstanding options to purchase Circuit City Group common stock and Circuit City Group restricted stock grants. This memo in question and answer format will hopefully answer those questions. We have also attached a copy of your Optionee Statement detailing your outstanding options and/or restricted stock grants.

❖	Will my outstanding Circuit City Group stock options be affected by the proposed separation of CarMax from Circuit City?

Yes. If the separation is approved by the Circuit City Group and CarMax Group shareholders, Circuit City will have only one series of common stock after the separation: Circuit City common stock. As of the separation date, each unexercised option to purchase Circuit City Group common stock will be converted into an option to purchase Circuit City common stock. In general, that option will be subject to the same terms and conditions, such as vesting and expiration, as the original option to purchase Circuit City Group common stock. The exercise price and the number of shares covered by the option will be adjusted to maintain the intrinsic value of the option by reflecting the distribution of Circuit City’s interest in the CarMax Group as a dividend to Circuit City Group shareholders.

❖	How will the exercise price of my Circuit City Group options be adjusted?

The adjusted exercise price will be:

Old Exercise Price of Circuit City Group Option	X	Circuit City Common Stock Value (without the CarMax Dividend) Circuit City Group Common Stock Value (with the CarMax Dividend)

❖	How will the number of shares covered by my Circuit City Group options be adjusted?

The adjusted number of shares of stock will be:

Old Number of Shares of Circuit City Group Option	X	Circuit City Group Common Stock Value (with the CarMax Dividend) Circuit City Common Stock Value (without the CarMax Dividend)

Confidential

QUESTIONS AND ANSWERS ABOUT THE CARMAX SEPARATION

❖	How will the value of Circuit City Group common stock and Circuit City common stock be determined for purposes of the option adjustment?

The value of Circuit City Group common stock and of Circuit City common stock (trading on a when-issued basis) will be their respective average closing sale prices for the five trading days immediately preceding the separation date.

❖	Can you provide an example of the option adjustments?

The following are examples of the option adjustments described above. The first example shows an adjustment of an option “in the money”. The second example shows an adjustment of an “underwater option”.

	A	B	C	D	E	F

	CC Group Stock Value With Dividend Right	CC Stock Value Without Dividend Right	CC Option Shares	Exercise Price on CC Group Option	Adjusted Number of Shares on Option = C x A /B	Adjusted Exercise Price on Option = D x B / A

Example 1	$17.94	$13.25	667	$12.45	903	$9.19523

Example 2	$17.94	$13.25	500	$20.25	677	$14.9561

❖	What will happen to Circuit City Group options that are exercised before the distribution record date?

If you exercise a Circuit City Group option before the distribution record date, you will receive the number of Circuit City Group common shares that you elected to purchase by exercising the option. On the separation date, each Circuit City Group common share will become a share of Circuit City common stock and the holder of that share will receive approximately 0.314 of a share of CarMax common stock in the distribution. Fractional shares of CarMax common stock will not be issued in the distribution. The holder will receive cash in lieu of the fractional interest.

❖	What will happen to Circuit City Group options that are exercised after the distribution record date but before the separation date?

If you exercise a Circuit City Group option after the distribution record date but before the separation date, you will receive the number of Circuit City Group common shares that you elected to purchase by exercising the option. On the separation date, each Circuit City Group common share will become a share of Circuit City common stock, but you will not be entitled to receive the CarMax dividend.

Thus, please be advised, that if you exercise a Circuit City Group option between the distribution record date and the separation date, you will not receive the CarMax dividend on the shares of Circuit City Group common stock received from the option exercise nor will the exercise price or the number of shares for your Circuit City Group option be adjusted.

PLEASE NOTE: The distribution record date has not yet been set, but is expected to be approximately ten trading days before the separation date. If the separation is approved by the Circuit City Group and CarMax Group shareholders and the Circuit City board of directors, the board will set the distribution record date and the separation date. We expect the separation date to be October 1, 2002.

Confidential

QUESTIONS AND ANSWERS ABOUT THE CARMAX SEPARATION

❖	If I have outstanding CarMax Group stock options, how will they be affected by the proposed separation?

If the separation is approved by the Circuit City Group and CarMax Group shareholders, each unexercised option to purchase CarMax Group common stock held by a Circuit City employee will be converted into an option to purchase Circuit City common stock. In general, that option will be subject to the same terms and conditions, such as vesting and expiration, as the original option to purchase Circuit City Group common stock. The exercise price and the number of shares covered by the option will be adjusted to maintain the intrinsic value of the option by reflecting the distribution of Circuit City’s interest in the CarMax Group as a dividend to Circuit City Group shareholders.

❖	How will the exercise price of my CarMax Group options be adjusted?

Old Exercise Price of CarMax Group Option	X	Circuit City Common Stock Value (without the CarMax Dividend) CarMax Group Common Stock Value

❖	How will the number of shares covered by my CarMax Group options be adjusted?

Old Number of Shares of CarMax Group Option	X	CarMax Group Common Stock Value Circuit City Common Stock Value (without the CarMax Dividend)

❖	How will the value of CarMax Group common stock be determined for purposes of the option adjustment?

The value of CarMax Group common stock will be the average closing sale price for the five trading days immediately preceding the separation date.

❖	Can you provide an example of the option adjustments?

The following are examples of the option adjustments described above. The first example shows an adjustment of an option “in the money”. The second example shows an adjustment of an “underwater option”.

	A	B	C	D	E	F

	CarMax Group Stock Value	CC Stock Value Without Dividend	CarMax Group Option Shares	Exercise Price on CarMax Group Option	Adjusted Number of Shares on CC Option = C x A / B	Adjusted Exercise Price on CC Option = D x B / A

Example 1	$20.25	$13.25	500	$12.45	764	$8.1463

Example 2	$20.25	$13.25	500	$25.00	764	$16.3580

Confidential

QUESTIONS AND ANSWERS ABOUT THE CARMAX SEPARATION

❖
I am an officer of Circuit City and subject to Section 16 of the Securities Exchange Act of 1934. Are there any special reporting requirements that I will have to comply with in connection with the separation?

The Payroll Department will be filing a Form 4 on your behalf reflecting the changes to your non-derivative securities acquired, disposed of, or beneficially owned as well as your derivative securities acquired, disposed of, or beneficially owned.

❖	How will my outstanding restricted shares of Circuit City Group stock be affected by the proposed separation?

If the separation is approved by the Circuit City Group and CarMax Group shareholders, on the separation date each restricted share of Circuit City Group common stock will become a restricted share of Circuit City common stock. In addition, the holder of that share will receive approximately 0.314 of a restricted share of CarMax common stock. Both the Circuit City and CarMax restricted common stock will be subject to the same terms and conditions as your Circuit City Group restricted common stock. Cash paid, if any, in lieu of fractional CarMax shares will be paid directly to you.

❖	Where can I obtain more information regarding the separation and how my options and restricted stock will be affected by the separation?

You can find more information about the proposed separation of CarMax, Inc. from Circuit City Stores, Inc. and how your and restricted stock will be treated if the separation occurs in the proxy statement/prospectus for the Circuit City Stores, Inc. special meeting of shareholders to be held September 10, 2002.

❖	If you would like to receive a copy of the proxy statement/prospectus, you may contact:

Patty Whitten, Manager of Financial Reporting

Extension 50-3257

If you have questions regarding how your options and restricted stock will be affected by the separation, you may contact:

Susan Wilburn at ext. 50-3429 or Heather Amaral at ext. 50-4315

Confidential

MEMORANDUM CORPORATE PAYROLL DEPARTMENT

Date:	AUGUST 21, 2002
To:	CIRCUIT CITY DIRECTORS
From:	PHIL DUNN
RE:	QUESTIONS AND ANSWERS ABOUT HOW THE CARMAX SEPARATION AFFECTS YOUR CIRCUIT CITY GROUP AND CARMAX GROUP OPTIONS AND RESTRICTED STOCK

This memo in question and answer format will hopefully answer your questions about how the proposed separation of CarMax Inc. from Circuit City Stores, Inc will affect outstanding options to purchase Circuit City Group and CarMax Group common stock and restricted stock grants. We have attached a copy of your Optionee Statement detailing your outstanding options.

❖	Will my outstanding Circuit City Group and CarMax Group stock options be affected by the proposed separation of CarMax from Circuit City?

Yes. If the separation is approved, each unexercised option to purchase Circuit City Group common stock will be converted into an option to purchase Circuit City common stock and each unexercised option to purchase CarMax Group common stock will be converted into an option to purchase CarMax common stock. In general, the options will be subject to the same terms and conditions, such as vesting and expiration, as the original options to purchase Circuit City Group or CarMax Group common stock. However, the exercise price and the number of shares covered by each Circuit City Group common stock option will be adjusted to maintain the intrinsic value of that option by reflecting the distribution of Circuit City’s interest in the CarMax Group as a dividend to Circuit City Group shareholders. The per share exercise price and number of shares covered by each CarMax common stock option will be the same as the original option to purchase CarMax Group common stock.

❖	How will the exercise price of my Circuit City Group options be adjusted?

The adjusted exercise price will be:

Old Exercise Price of Circuit City Group Option	X	Circuit City Common Stock Value (without the CarMax Dividend) Circuit City Group Common Stock Value (with the CarMax Dividend)

❖	How will the number of shares covered by my Circuit City Group options be adjusted?

The adjusted number of shares of stock will be:

Old Exercise Price of Circuit City Group Option	X	Circuit City Common Stock Value (without the CarMax Dividend) Circuit City Group Common Stock Value (with the CarMax Dividend)

Confidential

QUESTIONS AND ANSWERS ABOUT THE CARMAX SEPARATION – PAGE 2

❖	How will the value of Circuit City Group common stock and Circuit City common stock be determined for purposes of the option adjustment?

The value of Circuit City Group common stock and of Circuit City common stock (trading on a when-issued basis) will be their respective average closing sale prices for the five trading days immediately preceding the separation date.

❖	Can you provide an example of the option adjustments?

The following are examples of the option adjustments described above. The first example shows an adjustment of an option “in the money”. The second example shows an adjustment of an “underwater option”.

	A	B	C	D	E	F

	CC Group Stock Value With Dividend Right	CC Stock Value Without Dividend Right	CC Option Shares	Exercise Price on CC Group Option	Adjusted Number of Shares on Option = C x A /B	Adjusted Exercise Price on Option = D x B / A

Example 1	$17.94	$13.25	667	$12.45	903	$9.19523

Example 2	$17.94	$13.25	500	$20.25	677	$14.9561

❖	What will happen to Circuit City Group options that are exercised before the distribution record date?

If you exercise a Circuit City Group option before the distribution record date, you will receive the number of Circuit City Group common shares that you elected to purchase by exercising the option. On the separation date, each Circuit City Group common share will become a share of Circuit City common stock and the holder of that share will receive approximately 0.314 of a share of CarMax common stock in the distribution. Fractional shares of CarMax common stock will not be issued in the distribution. The holder will receive cash in lieu of the fractional interest.

❖	What will happen to Circuit City Group options that are exercised after the distribution record date but before the separation date?

If you exercise a Circuit City Group option after the distribution record date but before the separation date, you will receive the number of Circuit City Group common shares that you elected to purchase by exercising the option. On the separation date, each Circuit City Group common share will become a share of Circuit City common stock, but you will not be entitled to receive the CarMax dividend.

Thus, please be advised, that if you exercise a Circuit City Group option between the distribution record date and the separation date, you will not receive the CarMax dividend on the shares of Circuit City Group common stock received from the option exercise nor will the exercise price or the number of shares for your Circuit City Group option be adjusted.

PLEASE NOTE: The distribution record date has not yet been set, but is expected to be approximately ten trading days before the separation date. If the separation is approved by the Circuit City Group and CarMax Group shareholders and the Circuit City board of directors, the board will set the distribution record date and the separation date. We expect the separation date to be October 1, 2002.

Confidential

QUESTIONS AND ANSWERS ABOUT THE CARMAX SEPARATION – PAGE 3

❖	What will happen to CarMax Group options that are exercised before the separation date?

If you exercise a CarMax Group option before the distribution record date, you will receive the number of CarMax Group common shares that you elected to purchase by exercising the option. On the separation date, each CarMax Group common share will become a share of CarMax common stock.

❖
Will my service as a Circuit City board member (or CarMax board member) be counted as “service” for purposes of vesting in my nonvested options to purchase CarMax common stock and CarMax restricted stock grants (or options to purchase Circuit City common stock and Circuit City restricted stock grants)?

❖
Yes.    Your continued service as a Circuit City board member (or service as a CarMax board member) will be counted as “service” for purposes of vesting in your options to purchase CarMax common stock and CarMax restricted stock (or options to purchase Circuit City common stock and Circuit City restricted stock) that have not yet vested.

❖	Since I am subject to Section 16 of the Securities Exchange Act of 1934. Are there any special reporting requirements that I will have to comply with in connection with the separation?

Yes.    The Circuit City Payroll Department will assist you in preparing and filing a Form 4 reflecting the changes to your non-derivative and derivative securities acquired, disposed of, or beneficially owned.

❖	Where can I obtain more information regarding the separation and how my options and restricted stock will be affected by the separation?

You can find more information about the proposed separation of CarMax, Inc. from Circuit City Stores, Inc. and how your options and/or restricted stock will be treated if the separation occurs in the proxy statement/prospectus for the Circuit City Stores, Inc. special meeting of shareholders to be held September 10, 2002.

If you would like to receive a copy of the proxy statement/prospectus, you may contact:

Patty Whitten, Manager of Financial Reporting

Extension 50-3257

If you have questions regarding how your options and restricted stock will be affected by the separation, you may contact:

Susan Wilburn at extension 50-3429 or Heather Amaral at extension 50-4315

Confidential

MEMORANDUM CORPORATE PAYROLL DEPARTMENT

DATE:	AUGUST 21, 2002
TO:	CIRCUIT CITY EMPLOYEES WHO ARE STOCK OPTION AND/OR RESTRICTED STOCK RECIPIENTS
FROM:	PHIL DUNN
RE:	Questions and Answers about the CarMax Separation

We have had many inquires about how the proposed separation of CarMax Inc. from Circuit City Stores, Inc will affect outstanding options to purchase Circuit City Group common stock and Circuit City Group restricted stock grants. This memo in question and answer format will hopefully answer those questions. We have also attached a copy of your Optionee Statement detailing your outstanding options and/or restricted stock grants.

❖	Will my outstanding Circuit City Group stock options be affected by the proposed separation of CarMax from Circuit City?

Yes. If the separation is approved by the Circuit City Group and CarMax Group shareholders, Circuit City will have only one series of common stock after the separation: Circuit City common stock. As of the separation date, each unexercised option to purchase Circuit City Group common stock will be converted into an option to purchase Circuit City common stock. In general, that option will be subject to the same terms and conditions, such as vesting and expiration, as the original option to purchase Circuit City Group common stock. The exercise price and the number of shares covered by the option will be adjusted to maintain the intrinsic value of the option by reflecting the distribution of Circuit City’s interest in the CarMax Group as a dividend to Circuit City Group shareholders.

❖	How will the exercise price of my Circuit City Group options be adjusted?

The adjusted exercise price will be:

Old Exercise Price of Circuit City Group Option	X	Circuit City Common Stock Value (without the CarMax Dividend) Circuit City Group Common Stock Value (with the CarMax Dividend)

❖	How will the number of shares covered by my Circuit City Group options be adjusted?

The adjusted number of shares of stock will be:

Old Number of Shares of Circuit City Group Option	X	Circuit City Group Common Stock Value (with the CarMax Dividend) Circuit City Common Stock Value (without the CarMax Dividend)

Confidential

QUESTIONS AND ANSWERS ABOUT THE CARMAX SEPARATION

❖	How will the value of Circuit City Group common stock and Circuit City common stock be determined for purposes of the option adjustment?

The value of Circuit City Group common stock and of Circuit City common stock (trading on a when-issued basis) will be their respective average closing sale prices for the five trading days immediately preceding the separation date.

❖	Can you provide an example of the option adjustments?

The following are examples of the option adjustments described above. The first example shows an adjustment of an option “in the money”. The second example shows an adjustment of an “underwater option”.

	A	B	C	D	E	F

	CC Group Stock Value With Dividend Right	CC Stock Value Without Dividend Right	CC Option Shares	Exercise Price on CC Group Option	Adjusted Number of Shares on Option = C x A / B	Adjusted Exercise Price on Option = D x B / A

Example 1	$17.94	$13.25	667	$12.45	903	$9.19523

Example 2	$17.94	$13.25	500	$20.25	677	$14.9561

❖	What will happen to Circuit City Group options that are exercised before the distribution record date?

If you exercise a Circuit City Group option before the distribution record date, you will receive the number of Circuit City Group common shares that you elected to purchase by exercising the option. On the separation date, each Circuit City Group common share will become a share of Circuit City common stock and the holder of that share will receive approximately 0.314 of a share of CarMax common stock in the distribution. Fractional shares of CarMax common stock will not be issued in the distribution. The holder will receive cash in lieu of the fractional interest.

❖	What will happen to Circuit City Group options that are exercised after the distribution record date but before the separation date?

If you exercise a Circuit City Group option after the distribution record date but before the separation date, you will receive the number of Circuit City Group common shares that you elected to purchase by exercising the option. On the separation date, each Circuit City Group common share will become a share of Circuit City common stock, but you will not be entitled to receive the CarMax dividend.

Thus, please be advised, that if you exercise a Circuit City Group option between the distribution record date and the separation date, you will not receive the CarMax dividend on the shares of Circuit City Group common stock received from the option exercise nor will the exercise price or the number of shares for your Circuit City Group option be adjusted.

PLEASE NOTE: The distribution record date has not yet been set, but is expected to be approximately ten trading days before the separation date. If the separation is approved by the Circuit City Group and CarMax Group shareholders and the Circuit City board of directors, the board will set the distribution record date and the separation date. We expect the separation date to be October 1, 2002.

Confidential

QUESTIONS AND ANSWERS ABOUT THE CARMAX SEPARATION

❖	If I have outstanding CarMax Group stock options, how will they be affected by the proposed separation?

If the separation is approved by the Circuit City Group and CarMax Group shareholders, each unexercised option to purchase CarMax Group common stock held by a Circuit City employee will be converted into an option to purchase Circuit City common stock. In general, that option will be subject to the same terms and conditions, such as vesting and expiration, as the original option to purchase Circuit City Group common stock. The exercise price and the number of shares covered by the option will be adjusted to maintain the intrinsic value of the option by reflecting the distribution of Circuit City’s interest in the CarMax Group as a dividend to Circuit City Group shareholders.

❖	How will the exercise price of my CarMax Group options be adjusted?

Old Exercise Price of CarMax Group Option	X	Circuit City Common Stock Value (without the CarMax Dividend) CarMax Group Common Stock Value

❖	How will the number of shares covered by my CarMax Group options be adjusted?

Old Number of Shares of CarMax Group Option	X	CarMax Group Common Stock Value (without the CarMax Dividend) Circuit City Common Stock Value (without the CarMax Dividend)

❖	How will the value of CarMax Group common stock be determined for purposes of the option adjustment?

The value of CarMax Group common stock will be the average closing sale price for the five trading days immediately preceding the separation date.

❖	Can you provide an example of the option adjustments?

The following are examples of the option adjustments described above. The first example shows an adjustment of an option “in the money”. The second example shows an adjustment of an “underwater option”.

	A	B	C	D	E	F

	CarMax Group Stock Value	CC Stock Value Without Dividend	CarMax Group Option Shares	Exercise Price on CarMax Group Option	Adjusted Number of Shares on CC Option = C x A / B	Adjusted Exercise Price on CC Option = D x B / A

Example 1	$20.25	$13.25	500	$12.45	764	$8.1463

Example 2	$20.25	$13.25	500	$25.00	764	$16.3580

Confidential

QUESTIONS AND ANSWERS ABOUT THE CARMAX SEPARATION

❖	How will my outstanding restricted shares of Circuit City Group stock be affected by the proposed separation?

If the separation is approved by the Circuit City Group and CarMax Group shareholders, on the separation date each restricted share of Circuit City Group common stock will become a restricted share of Circuit City common stock. In addition, the holder of that share will receive approximately 0.314 of a restricted share of CarMax common stock. Both the Circuit City and CarMax restricted common stock will be subject to the same terms and conditions as your Circuit City Group restricted common stock. Cash paid, if any, in lieu of fractional CarMax shares will be paid directly to you.

❖	Where can I obtain more information regarding the separation and how my options and restricted stock will be affected by the separation?

You can find more information about the proposed separation of CarMax, Inc. from Circuit City Stores, Inc. and how your options and restricted stock will be treated if the separation occurs in the proxy statement/prospectus for the Circuit City Stores, Inc. special meeting of shareholders to be held September 10, 2002.

If you would like to receive a copy of the proxy statement/prospectus, you may contact:

Patty Whitten, Manager of Financial Reporting

Extension 50-3257

If you have questions regarding how your options and restricted stock will be affected by the separation, you may contact:

Susan Wilburn at extension 50-3429 or Heather Amaral at extension 50-4315

Confidential

MEMORANDUM CORPORATE PAYROLL DEPARTMENT

DATE:	SEPTEMBER 5, 2002
TO:	CARMAX EMPLOYEES WHO ARE STOCK OPTION AND/OR RESTRICTED STOCK RECIPIENTS
FROM:	KEITH BROWNING
RE:	QUESTIONS AND ANSWERS ABOUT HOW THE CARMAX SEPARATION WILL AFFECT YOUR STOCK OPTIONSAND RESTRICTED STOCK

We have had many inquires about how the proposed separation of CarMax Inc. from Circuit City Stores, Inc will affect outstanding options to purchase CarMax Group common stock and CarMax Group restricted stock grants. This memo in question and answer format will hopefully answer those questions. We have also attached a copy of your Optionee Statement detailing your outstanding options and/or restricted stock grants.

❖	Will my outstanding CarMax Group stock options be affected by the proposed separation of CarMax from Circuit City?

Yes. If the separation is approved, CarMax will become an independent, separately traded public company with one class of common stock: CarMax common stock. As of the separation date, each unexercised option to purchase CarMax Group common stock will be converted into an option to purchase CarMax common stock. In general, the per share exercise price, number of shares covered by the CarMax common stock option and all other terms of the option will be the same as the original option to purchase CarMax Group common stock.

❖	What will happen to CarMax Group options that are exercised before the separation date?

If you exercise a CarMax Group option before the distribution record date, you will receive the number of CarMax Group common shares that you elected to purchase by exercising the option. On the separation date, each CarMax Group common share will become a share of CarMax common stock.

❖	If I have outstanding Circuit City Group stock options, how will they be affected by the proposed separation?

If the separation is approved, each unexercised option to purchase Circuit City Group common stock held by a CarMax employee will be converted into an option to purchase CarMax common stock. In general, that option will be subject to the same terms and conditions, such as vesting and expiration, as the original option to purchase Circuit City Group common stock. The exercise price and the number of shares covered by the option will be adjusted to maintain the intrinsic value of the option by reflecting the distribution of Circuit City’s interest in the CarMax Group as a dividend to Circuit City Group shareholders.

❖	How will the exercise price of my Circuit City Group options be adjusted upon conversion into CarMax common stock options?

The adjusted exercise price will be:

Old Exercise Price of Circuit City Group Option	X	CarMax Common Stock Value (without the CarMax Dividend) Circuit City Group Common Stock Value (with the dividend)

Confidential

QUESTIONS AND ANSWERS ABOUT THE CARMAX SEPARATION - PAGE 2

❖	How will the number of shares covered by my Circuit City Group options be adjusted upon conversion into CarMax common stock options?

The adjusted number of shares of stock will be:

Old Number of Shares of Circuit City Group Option	X	Circuit City Group Common Stock Value (with the dividend) CarMax Common Stock Value

❖	How will the value of CarMax common stock and Circuit City Group common stock be determined for purposes of the option adjustment?

The value of the CarMax common stock (trading on a when-issued basis) and the Circuit City Group common stock will be their respective average closing sale prices for the five trading days immediately preceding the separation date.

❖	Can you provide an example of the option adjustments?

The following are examples of the option adjustments described above. The first example shows an adjustment of an option “in the money”. The second example shows an adjustment of an “underwater option”.

	A	B	C	D	E	F

	CC Group Stock Value	CarMax Common Stock	CC Group Option Shares	Exercise Price on CC Group Option	Adjusted Number of Shares on CarMax Option = C x A / B	Adjusted Exercise Price on CarMax Option = D x B / A

Example 1	$20.25	$13.25	500	$12.45	764	$8.1463

Example 2	$20.25	$13.25	500	$25.00	764	$16.3580

❖	What will happen to Circuit City Group options that are exercised before the distribution record date?

If you exercise a Circuit City Group option before the distribution record date, you will receive the number of Circuit City Group common shares that you elected to purchase by exercising the option. On the separation date, each Circuit City Group common share will become a share of Circuit City common stock and the holder of that share will receive approximately 0.314 of a share of CarMax common stock in the distribution. Fractional shares of CarMax common stock will not be issued in the distribution. The holder will receive cash in lieu of the fractional interest.

❖	What will happen to Circuit City Group options that are exercised after the distribution record date but before the separation date?

If you exercise a Circuit City Group option after the distribution record date but before the separation date, you will receive the number of Circuit City Group common shares that you elected to purchase by exercising the option. On the separation date, each Circuit City Group common share will become a share of Circuit City common stock, but you will not be entitled to receive the CarMax dividend.

Confidential

QUESTIONS AND ANSWERS ABOUT THE CARMAX SEPARATION - PAGE 3

Thus, please be advised, that if you exercise a Circuit City Group option between the distribution record date and the separation date, you will not receive the CarMax dividend on the shares of Circuit City Group common stock received from the option exercise nor will the exercise price or the number of shares for your Circuit City Group option be adjusted.

PLEASE NOTE: The distribution record date has not yet been set, but is expected to be approximately ten trading days before the separation date. If the separation is approved by the Circuit City Group and CarMax Group shareholders and the Circuit City board of directors, the board will set the distribution record date and the separation date. We expect the separation date to be October 1, 2002.

❖	How will my outstanding restricted shares of CarMax Group stock be affected by the proposed separation?

If the separation is approved, on the separation date each restricted share of CarMax Group common stock will become a restricted share of CarMax common stock. The CarMax restricted common stock will be subject to the same terms and conditions as your CarMax Group restricted common stock.

❖
I am an officer of CarMax and subject to Section 16 of the Securities Exchange Act of 1934. Are there any special reporting requirements that I will have to comply with in connection with the separation?

Yes. The Payroll Department will prepare and file a Form 4 reflecting the changes to your non-derivative and derivative securities acquired, disposed of, or beneficially owned.

❖	Where can I obtain more information regarding the separation and how my options and restricted stock will be affected by the separation?

You can find more information about the proposed separation of CarMax, Inc. from Circuit City Stores, Inc. and how your options and/or restricted stock will be treated if the separation occurs in the proxy statement/prospectus for the Circuit City Stores, Inc. special meeting of shareholders to be held September 10, 2002.

If you would like to receive a copy of the proxy statement/prospectus, you may contact:

Catherine Minner, Executive Secretary to Keith Browning

Extension 53-4287

If you have questions regarding how your options and restricted stock will be affected by the separation, you may contact:

Michael Forget at ext. 50-3985 or Kelly Mahurin at ext. 50-3997

Confidential

Notice to all Circuit City and CarMax Employee Shareholders

You should have already received proxy materials for the special meeting of shareholders of Circuit City Stores, Inc. to be held September 10, 2002.

This meeting will address a proposal to separate the CarMax business from Circuit City Stores, Inc. so that CarMax would become an independent, separately traded public company. CarMax is currently a wholly owned subsidiary of Circuit City Stores. All of the separation related agenda items are described in the proxy materials.

We urge you to read the information contained in the proxy materials and exercise your rights as a shareholder by returning your voting instructions before the deadline.

PLEASE NOTE: Not voting your shares will have the same effect as a vote against the CarMax Separation Proposal and the Clean-Up Amendment Proposal that are described in the proxy materials. If your shares are held in a brokerage account or through our Employee Stock Purchase Plans, New York Stock Exchange rules require that you provide voting instructions or your shares will not be voted.

If the separation is approved, each share of CarMax Group Stock will be replaced by a share of new CarMax, Inc. stock. In addition, each holder of Circuit City Group Stock will receive as a dividend approximately .314 share of CarMax, Inc. stock for each share of Circuit City Group Stock he or she owns. At that point, the Circuit City Stock will represent an ownership interest only in the Circuit City business.

If you are a shareholder of either Circuit City Group Common Stock or CarMax Group Common Stock and have not yet received your proxy materials, please contact the Corporate Secretary on (804) 527-4022.